UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13

or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2006

Watson Wyatt Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-16159

Delaware	52-2211537
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

901 N. Glebe Road

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

(703) 258-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01           Changes in Registrant’s Certifying Accountant

As described in Items 4.01(a) and (b) below, Watson Wyatt Worldwide, Inc. (the “Company”), has dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and approved Deloitte & Touche LLP (“Deloitte”) as its new independent registered public accounting firm, effective upon completion of Deloitte’s customary client acceptance procedures which were completed on December 12, 2006.

Item 4.01 (a) Previous Independent Registered Public Accounting Firm

(i)     On December 7, 2006, the Company dismissed PwC as its independent registered public accounting firm. The Company’s Audit Committee made the decision to dismiss PwC.

(ii)    The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended June 30, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

(iii)   During the fiscal years ended June 30, 2005 and 2006 and through December 7, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.  During the fiscal years ended June 30, 2005 and 2006 and through December 7, 2006, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

(iv)   The Company has requested PwC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated December 13, 2006, is filed as Exhibit 16.1 to this Form 8-K.

Item 4.01 (b) New Independent Registered Public Accounting Firm

The Company’s Audit Committee has decided to approve Deloitte as the Company’s new independent registered public accounting firm for the fiscal year ending June 30, 2007, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with, and including, the quarter ended December 31, 2006, effective upon completion of Deloitte’s customary client acceptance procedures which were completed on December 12, 2006.  The Company has not consulted with Deloitte during its fiscal years ended June 30, 2005 and 2006 and through December 12, 2006 regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).  Deloitte previously served as the independent accountant of Watson Wyatt Partners LLP prior to the business combination with the Company that was completed on July 31, 2005.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from PwC to the Securities and Exchange Commission dated December 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATSON WYATT WORLDWIDE, INC.

Date: December 13, 2006	/s/ CARL D. MAUTZ
Carl D. Mautz
Vice President and Chief Financial Officer